Exhibit 99.3

Non-GAAP Financial Measures

Adjusted Net Income is a Non-GAAP financial measure (GAAP refers to generally accepted accounting principles) which excludes certain non-cash mark-to-market derivative financial instruments. Adjusted Income from continuing operations further excludes a gain on the sale of utility service center, a gain on disposal of discontinued operations, non-cash impairment charges and income from discontinued operations. Energen believes that excluding the impact of these items is more useful to analysts and investors in comparing the results of operations and operational trends between reporting periods and relative to other oil and gas producing companies.

	Quarter Ended 12/31/2013
Consolidated Net Income ($ in millions except per share data)	Net Income	Per Diluted Share
Net Income (GAAP)	84.1	1.15
Non-cash mark-to-market gains (net of $0.5 tax)	(0.2)	(0.00)
Adjusted Net Income from All Operations (Non-GAAP)	83.9	1.15
Gain on sale of utility service center (net of $4.1 tax)	(6.8)	(0.09)
Gain on disposal of discontinued operations (net of $12.9 tax)	(22.5)	(0.31)
Non-cash impairment charge (net of $2.0 tax) (1)	3.2	0.04
Income from discontinued operations (net of $1.5 tax)	(1.5)	(0.02)
Adjusted Income from Continuing Operations (Non-GAAP)	56.4	0.77

	Quarter Ended 12/31/2012
Consolidated Net Income ($ in millions except per share data)	Net Income	Per Diluted Share
Net Income (GAAP)	62.8	0.87
Non-cash mark-to-market gains (net of $9.0 tax)	(15.7)	(0.22)
Adjusted Net Income from All Operations (Non-GAAP)	47.2	0.65
Income from discontinued operations (net of $1.3 tax)	(2.3)	(0.03)
Adjusted Income from Continuing Operations (Non-GAAP)	44.9	0.62

	Year-to-Date Ended 12/31/2013
Consolidated Net Income ($ in millions except per share data)	Net Income	Per Diluted Share
Net Income (GAAP)	204.6	2.82
Non-cash mark-to-market losses (net of $17.3 tax)	30.6	0.42
Adjusted Net Income from All Operations (Non-GAAP)	235.1	3.24
Gain on sale of utility service center (net of $4.1 tax)	(6.8)	(0.09)
Gain on disposal of discontinued operations (net of $12.9 tax)	(22.5)	(0.31)
Non-cash impairment charge (net of $10.9 tax) (1)	18.9	0.26
Income from discontinued operations (net of $2.2 tax)	(7.8)	(0.10)
Adjusted Income from Continuing Operations (Non-GAAP)	216.9	2.99

	Year-to-Date Ended 12/31/2012
Consolidated Net Income ($ in millions except per share data)	Net Income	Per Diluted Share
Net Income (GAAP)	253.6	3.51
Non-cash mark-to-market gains (net of $21.5 tax)	(37.2)	(0.52)
Adjusted Net Income from All Operations (Non-GAAP)	216.3	2.99
Non-cash write-down of natural gas properties (net of $8.1 tax) (2)	13.4	0.19
Income from discontinued operations (net of $7.3 tax)	(11.8)	(0.16)
Adjusted Income from Continuing Operations (Non-GAAP)	218.0	3.01

Note: Amounts may not sum due to rounding

(1) Current year-to-date and quarter-to-date loss on impairment ($18.9 and $3.2, respectively) included in gain (loss) on disposal of discontinued operations on the income statement

(2) Prior year-to-date write down of natural gas properties ($13.4) included in income (loss) from discontinued operations on the income statement

Non-GAAP Financial Measures

Adjusted Net Income is a Non-GAAP financial measure (GAAP refers to generally accepted accounting principles) which excludes certain non-cash mark-to-market derivative financial instruments. Adjusted Income from continuing operations further excludes a gain on disposal of discontinued operations, non-cash impairment charges and income from discontinued operations. Energen believes that excluding the impact of these items is more useful to analysts and investors in comparing the results of operations and operational trends between reporting periods and relative to other oil and gas producing companies.

Energen Resources Net Income ($ in millions)	Quarter Ended 12/31/2013	Year-to-date 12/31/2013
Net Income (GAAP)	64.4	146.8
Non-cash mark-to-market (gains) losses (net of ($0.5) and $17.3 tax)	(0.2)	30.6
Adjusted Net Income from All Operations (Non-GAAP)	64.2	177.4
Gain on disposal of discontinued operations (net of $12.9 and $12.9 tax)	(22.5)	(22.5)
Non-cash impairment charge (net of $2.0 and $10.9 tax) (1)	3.2	18.9
Income from discontinued operations (net of $1.5 and $2.2 tax)	(1.5)	(7.8)
Adjusted Income from Continuing Operations (Non-GAAP)	43.5	166.0

Energen Resources Net Income ($ in millions)	Quarter Ended 12/31/2012	Year-to-date 12/31/2012
Net Income (GAAP)	50.6	204.1
Non-cash mark-to-market gains (net of $9.0 and $21.5 tax)	(15.7)	(37.2)
Adjusted Net Income from All Operations (Non-GAAP)	34.9	166.9
Non-cash write-down of natural gas properties (net of $8.1 tax) (2)	-	13.4
Income from discontinued operations (net of $1.3 and $7.3 tax)	(2.3)	(11.8)
Adjusted Income from Continuing Operations (Non-GAAP)	32.6	168.5

Note: Amounts may not sum due to rounding

(1) Current year-to-date and quarter-to-date loss on impairment ($18.9 and $3.2, respectively) included in gain (loss) on disposal of discontinued operations on the income statement

(2) Prior year-to-date write down of natural gas properties ($13.4) included in income (loss) from discontinued operations on the income statement

Non-GAAP Financial Measures

Earnings before interest, taxes, depreciation, depletion, amortization and exploration expenses (EBITDAX) is a Non-GAAP financial measure (GAAP refers to generally accepted accounting principles). Adjusted EBITDAX from continuing operations further excludes a gain on the sale of utility service center, non-cash asset impairments, a gain on disposal of discontinued operations, certain non-cash mark-to-market derivative financial instruments, and income from discontinued operations. Energen believes these measures allow analysts and investors to understand the financial performance of the company from core business operations, without including the effects of capital structure, tax rates and depreciation. Further, this measure is useful in comparing the company and other oil and gas producing companies.

Reconciliation To GAAP Information	Year-to-Date Ended 12/31		Quarter Ended 12/31
($ in millions)	2012	2013	2012	2013

Consolidated Net Income (GAAP)	253.6	204.6	62.8	84.1
Interest expense	65.5	69.2	17.1	17.4
Income tax expense	144.5	105.3	34.0	31.4
Depreciation, depletion and amortization	385.5	497.4	109.0	132.0
Accretion expense	6.3	7.0	1.6	1.8
Exploration expense	19.4	27.9	6.0	14.0
Adjustment for gain on sale of utility service center	-	(10.9)	-	(10.9)
Adjustment for asset impairment, net of tax (1)	13.4	18.9	-	3.2
Adjustment for gain on disposal of discontinued operations, net of tax	-	(22.5)	-	(22.5)
Adjustment for mark-to-market (gains) losses	(58.8)	47.8	(24.7)	(0.6)
Adjustment for income from discontinued operations, net of tax	(11.8)	(7.8)	(2.3)	(1.5)
Consolidated Adjusted EBITDAX from Continuing Operations (Non-GAAP)	817.7	936.9	203.6	248.5

Reconciliation To GAAP Information	Year-to-Date Ended 12/31		Quarter Ended 12/31
($ in millions)	2012	2013	2012	2013

Energen Resources Net Income (GAAP)	204.1	146.8	50.6	64.4
Interest expense	50.0	54.0	13.1	13.5
Income tax expense	115.1	71.3	27.0	19.8
Depreciation, depletion and amortization	343.2	453.5	98.3	120.8
Accretion expense	6.3	7.0	1.6	1.8
Exploration expense	19.4	27.9	6.0	14.0
Adjustment for asset impairment, net of tax (1)	13.4	18.9	-	3.2
Adjustment for gain on disposal of discontinued operations, net of tax	-	(22.5)	-	(22.5)
Adjustment for mark-to-market (gains) losses	(58.8)	47.8	(24.7)	(0.6)
Adjustment for income from discontinued operations, net of tax	(11.8)	(7.8)	(2.3)	(1.5)
Energen Resources Adjusted EBITDAX from Continuing Operations (Non-GAAP)	681.0	796.9	169.6	212.9

Note: Amounts may not sum due to rounding

(1) Current year-to-date and quarter-to-date loss on impairment ($18.9 and $3.2, respectively) included in gain (loss) on disposal of discontinued operations on the income statement. Prior year-to-date write down of natural gas properties ($13.4) included in income (loss) from discontinued operations on the income statement.

Non-GAAP Financial Measures

After-tax Cash Flows is a Non-GAAP financial measure (GAAP refers to generally accepted accounting principles). Energen believes after-tax cash flows are relevant because they are a measure of cash available to fund the Company’s capital expenditures, dividends, debt reduction, and other investments. Adjusted after-tax cash flows excluding Alagasco provides a measure of cash flows available to fund the Company’s exploration and production activities.

Reconciliation To GAAP Information	Years Ended 12/31
($ in millions)	2012 Actual	2013 Actual	2014 Estimate (e)

Consolidated Net Income (GAAP)	254	205	200	230
Depreciation, depletion and amortization	441	558	572	572
Deferred income taxes	124	83	96	96
Exploratory expense	17	16	-	-
Other	(34)	48	39	39
After-tax Cash Flows (Non-GAAP)	802	910	907	937
Changes in assets and liabilities and other adjustments	(66)	15	2	2
Net Cash Provided by Operating Activities (GAAP)	736	925	909	939

Reconciliation To GAAP Information	Years Ended 12/31
($ in millions)	2012 Actual	2013 Actual	2014 Estimate (e)

Net Cash Provided by Operating Activities (GAAP)	736	925	909	939
Changes in assets and liabilities and other adjustments	66	(15)	(2)	(2)
After-tax Cash Flow (Non-GAAP)	802	910	907	937
Less: AGC cash flows from operations and other	(103)	(116)	(95)	(95)
Adj. After-tax Cash Flows Excluding Alagasco (Non-GAAP)	699	794	812	842

(e) This estimate is a “forward-looking statement” as defined by the Securities and Exchange Commission. All statements based on future expectations rather than on historical facts are forward-looking statements that are dependent on certain events, risks and uncertainties that could cause actual results to differ materially from those anticipated. In addition, the Company cannot guarantee the absence of errors in input data, calculations and formulas used in its estimates, assumptions and forecasts. A discussion of risks and uncertainties, which could affect future results of Energen and its subsidiaries, is included in the Company’s periodic reports filed with the Securities and Exchange Commission.